UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PURE Bioscience, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PURE BIOSCIENCE, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON February 21, 2024

TO OUR STOCKHOLDERS:

January 10, 2024

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of PURE Bioscience, Inc. on Wednesday, February 21, 2024 at 10:30 a.m. local time. The meeting will be held at SpringHill Suites Huntington Beach Orange County – 7872 Edinger Avenue, Huntington Beach, CA 92647.

We are pleased to take advantage of the rules established by the Securities and Exchange Commission (the “SEC”) that allow companies to furnish proxy materials primarily over the internet. We believe that this will allow us to promptly provide proxy materials to you, while lowering the costs of distribution and reducing the environmental impact of our annual meeting.

On January 10, 2024, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders for the fiscal year ended July 31, 2023, over the internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how you can receive a paper copy of the proxy materials by mail. If you receive your proxy materials by mail, the Annual Report, the Notice of 2024 Annual Meeting of Stockholders, the Proxy Statement, and proxy card will be enclosed.

The matters to be acted upon are described in the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, we will report on our operations and respond to questions from stockholders.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you attend the meeting you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Robert Bartlett
Chief Executive Officer

PURE BIOSCIENCE, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY 21, 2024

TO OUR STOCKHOLDERS:

Our 2024 annual meeting of stockholders (the “Annual Meeting”) of PURE Bioscience, Inc. will be held at SpringHill Suites Huntington Beach Orange County – 7872 Edinger Avenue, Huntington Beach, CA 92647, on February 21, 2024 at 10:30 a.m. local time, for the following purposes:

1.	To elect six directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2024;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, during the fiscal year ended July 31, 2023;

4.	To approve the PURE Bioscience, Inc. 2024 Equity Incentive Plan; and

5.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 200,000,000 shares.

To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote FOR each of the six director nominees and FOR proposals 2, 3, 4 and 5 listed above. Stockholders of record at the close of business on December 29, 2023 are entitled to notice of, and to vote on, all matters at the Annual Meeting and any reconvened meeting following any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for viewing by any stockholder, for any purpose relating to the meeting, during ordinary business hours by contacting our Corporate Secretary at 619-596-8600.

All stockholders are invited to attend the Annual Meeting. You are urged to vote or submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: Our Annual Report on Form 10-K, Notice and Proxy Statement are available electronically at www.proxydocs.com.

By Order of the Board of Directors

/s/ Robert Bartlett
Chief Executive Officer

January 10, 2024

PURE BIOSCIENCE, INC.

771 Jamacha Rd. #512

El Cajon, CA 92019

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 21, 2024

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors (the “Board” or “Board of Directors”) of PURE Bioscience, Inc. (the “Company”) to be voted at the 2024 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held on Wednesday, February 21, 2024 at SpringHill Suites Huntington Beach Orange County – 7872 Edinger Avenue, Huntington Beach, CA 92647 at 10:30 a.m., local time, and any adjournments or postponements thereof. This “Proxy Statement” and the accompanying proxy are being made available to our stockholders on or about January 10, 2024. References in this Proxy Statement to “the Company,” “we,” “PURE,” “our,” and “us” are to PURE Bioscience, Inc.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement and our Annual Report for the fiscal year ended July 31, 2023 (the “Annual Report”) to stockholders by providing access to these documents through the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless requested. Instead, our Notice of Internet Availability of Proxy Materials provides instructions on how to access and review the proxy materials on the internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to cast your vote via the internet or by telephone. If you would like to receive a printed or email copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials.

Record Date

Holders of record of our shares of Common Stock, our only class of issued and outstanding voting securities (the “Common Stock”), at the close of business on December 29, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On December 29, 2023, 111,856,485 shares of our Common Stock were issued and outstanding.

Broker Non-Votes

“Broker non-votes” are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of the Company’s independent registered public accountants and the amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 200,000,000. The remaining proposals to be considered at the Annual Meeting are considered to be non-routine matters, including the election of directors, the non-binding advisory vote on the compensation of our named executive officers and the PURE Bioscience, Inc. 2024 Equity Incentive Plan. As a result, if you do not provide your broker or nominee with voting instructions on these non-routine matters your shares will not be voted on these proposals.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The Annual Meeting may be adjourned from time to time and at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as required by applicable law and our charter documents.

Stockholders of Record

You are a “stockholder of record” if, on December 29, 2023, your shares are registered directly in your name with our transfer agent, Transfer Online, Inc. As a stockholder of record, you have the right to grant your voting proxy directly to the proxies designated by the Company or to vote in person at the Annual Meeting. As of the record date, we had 221 holders of record.

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Shares Held in Street Name

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to virtually attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described above under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a broker, bank, trustee or nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Voting Matters

Stockholders are entitled to cast one vote per share of Common Stock on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available by the Corporate Secretary for examination by any stockholder for a proper purpose during normal business hours for a period of at least 10 days preceding the day of the Annual Meeting.

There are five proposals scheduled to be voted on at the Annual Meeting:

1.	To elect six directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2024;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, during the fiscal year ended July 31, 2023;

4.	To approve the PURE Bioscience, Inc. 2024 Equity Incentive Plan, (the “Plan”); and

5.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 200,000,000 shares.

Our Board of Directors recommends a vote FOR each of the six director nominees and FOR proposals 2, 3, 4 and 5 listed above.

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

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Required Vote

Assuming a quorum is present, either in person or by proxy, the following vote is required for the proposals scheduled to be voted on at the Annual Meeting:

1.	Election of Directors: Directors will be elected by a plurality of the votes, which means the six nominees who receive the greatest number of FOR votes will be elected. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

2.	Ratification of Auditors: The ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2024 requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

3.	Executive Compensation: The approval, on a non-binding advisory basis, of the compensation of our named executive officers during the fiscal year July 31, 2023 requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

4.	2024 Equity Incentive Plan: The approval of the PURE Bioscience, Inc. 2024 Equity Incentive Plan requires a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

5.	Amendment to our Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock: The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve this amendment to our Certificate of Incorporation. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and as a result, abstentions will have the same effect as a vote against this proposal. Additionally, broker non-votes will have the same effect as a vote against this proposal

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

●	By Internet: By following the Internet voting instructions included in the Notice of Internet Availability of Proxy Materials or by following the instructions on the proxy card at any time up until 11:59 p.m., Eastern Standard Time, on February 20, 2024.

●	By Telephone: By following the telephone voting instructions included in the Notice of Internet Availability of Proxy Materials or by following the instructions on the proxy card at any time up until 11:59 p.m., Eastern Standard Time, on February 20, 2024.

●	By Mail: You may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee or other nominee.

Proxies

All shares represented by a proxy will be voted at the Annual Meeting, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you will receive a separate voting instruction form with your proxy materials. Your broker may vote your shares on the proposal to ratify our independent auditors, but will not be permitted to vote your shares with respect to the election of directors or on any of the other proposals unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

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Multiple Proxies

If you receive more than one set of proxy materials it generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

Proxy Revocation Procedure

If you are a stockholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the date of the Annual Meeting; (ii) voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Standard Time) on February 20, 2024; (iii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken prior to 11:59 p.m. (Eastern Standard Time) on February 20, 2024); or (iv) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Solicitation Costs

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact, but they will not receive any additional compensation for these activities.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the SEC.

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GOVERNANCE OF OUR COMPANY

Overview

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics, together with our Certificate of Incorporation, Bylaws, as amended (the “Bylaws”) and the charters of our Board Committees, form the basis for our corporate governance framework. As discussed below, our Board of Directors has established two standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee and the Compensation Committee. The Board of Directors performs the functions typically assigned to a Nominating and Corporate Governance Committee.

Corporate Governance Guidelines

Our Corporate Governance Guidelines are designed to ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its Committees. Our Corporate Governance Guidelines are reviewed regularly by the Board and revised when appropriate. The full text of our Corporate Governance Guidelines can be found in the “Corporate Governance” section within the Investor Section of our website accessible at www.purebio.com. A printed copy may also be obtained by any stockholder upon request to our Corporate Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our employees, officers and directors. This Code of Conduct constitutes a “code of ethics” as defined by the rules of the SEC. This Code of Conduct also contains “whistle blower” procedures adopted by our Audit Committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters. Copies of the Code of Conduct may be obtained free of charge from our website, www.purebio.com. Any amendments to, or waivers from, a provision of our Code of Conduct that applies to any of our executive officers will be posted on our website in accordance with the rules of the SEC. Other than as specifically referenced herein, the information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

Director Independence

We are not currently listed on any national securities exchange or in an inter-dealer quotation system that has established a standard for independence. However, in evaluating the independence of our members and the composition of the committees of our Board of Directors, our Board utilizes the definition of “independence” as that term is defined by applicable listing standards of the NYSE American. As of the date hereof, our Board consists of six members, three of whom are considered independent as that term is defined by applicable listing standards of the NYSE American. Our independent directors include: Messrs. Chen, Rendall, and Blotner.

Board and Committee Attendance

During the fiscal year ended July 31, 2023, the Board of Directors met six times and it took action by unanimous written consent three times. During the fiscal year ended July 31, 2023 our Audit Committee met four times. Four of the directors attended 100% of the meetings of the Board of Directors, one director attended 90% and one director attended 70%.

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Director Attendance at Annual Meeting

We believe the annual meeting of stockholders provides a good opportunity for our directors to hear any feedback the stockholders may share with the Company at the meeting. As a result, we encourage our directors to attend our annual meeting. We reimburse our directors for the reasonable expenses incurred by them in attending the annual meeting.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times as necessary and are chaired by the Chairman of the Board. The Board’s policy is to hold executive sessions without the presence of management, including our President and Chief Executive Officer and Executive Vice President of Technology and Development. Our Board Committees also generally meet in executive session at the end of each committee meeting.

Board Committees

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Messrs. Chen (Chair) and Rendall and Blotner. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors, including our Chairman. The Board has determined that Messrs. Chen and Rendall and Blotner are each an “independent director” under the listing standards of the NYSE American. In addition, the members of the Compensation Committee qualify as a “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on the “Investors” section of our website at www.purebio.com.

Audit Committee. The Audit Committee of the Board of Directors, currently consists of Messrs. Chen (Chair) and Rendall and Blotner. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that Messrs. Chen and Rendall and Blotner are each an “independent director” under the listing standards of the NYSE American. The Board of Directors has also determined that Messrs. Chen and Rendall and Blotner are each an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on the “Investors” section of our website at www.purebio.com.

Nominating Committee. The Board has not established a Nominating Committee, and as a result performs the functions typically assigned to a Nominating Committee, including the identification, recruitment and nomination of candidates for the Board and its committees, determining the structure, composition and functioning of the Board and its committees including the reporting channels through which the Board receives information and the quality and timeliness of the information, developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes, as necessary or appropriate, overseeing the annual evaluation of the Board’s effectiveness and performance.

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Board and Committee Effectiveness

The Board and each of its Committees perform an annual self-assessment to evaluate their effectiveness in fulfilling their obligations. The Board and Committee evaluations cover a wide range of topics, including, among others, the fulfillment of the Board and Committee responsibilities identified in the Corporate Governance Guidelines and charters for each Committee.

Board Leadership Structure

Our Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. At the current time, Mr. Chen serves as our Chairman of the Board, and Mr. Bartlett serves as our Chief Executive Officer. Our Board believes our leadership structure enhances the accountability of our Chief Executive Officer to the Board and encourages balanced decision making. In addition, the Board believes that this structure provides an environment in which its independent directors are fully informed, have significant input into the content of Board meetings and are able to provide objective and thoughtful oversight of management. Our Board also separated the roles in recognition of the differences in responsibilities. While our Chief Executive Officer is responsible for the day-to-day leadership of the Company and its business operations, the Chairman of the Board provides guidance to the Board, sets the agenda for Board meetings and presides over the meetings of the full Board and the meetings of the Board’s non-management directors. The Board Chairman also provides performance feedback on behalf of the Board to our Chief Executive Officer. The Board intends to carefully evaluate from time to time whether our Chief Executive Officer and Chairman positions should remain separate based on what the Board believes is best for the Company and its stockholders.

Board Oversight of Risk

The Board is actively involved in the oversight of risks that could affect the Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures, with reviews of certain areas being conducted by the relevant Board committee. The Board satisfies this responsibility through reports by each Committee Chair regarding the Committee’s considerations and actions, as well as through regular reports directly from management responsible for oversight of particular risks within the Company. Specifically, the Board committees address the following risk areas:

●	The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements.

●	The Audit Committee discusses with management the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures.

The Board as a whole considers risks related to regulatory and compliance matters as well as risks related to the Company’s sales and marketing and research and development initiatives.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as a director, the Board will consider a reasonable number of candidates recommended by a single stockholder who has held over 20% of PURE Bioscience Common Stock for over one year and who satisfies the notice, information and consent provisions set forth in our Bylaws and Corporate Governance Guidelines. Stockholders who wish to recommend a candidate may do so by writing to the Board of Directors in care of the Corporate Secretary, PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019. The Board of Directors will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees. A printed copy of our Bylaws may be obtained by any stockholder upon request to our Corporate Secretary.

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Identification and Evaluation of Director Nominees

In evaluating nominees for membership on our Board, our Board applies the Board membership criteria set forth in our Corporate Governance Guidelines. Under these criteria, the Board takes into account many factors, including an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, diversity of experience, integrity and ability to represent the best interests of the Company’s stockholders. In addition, the Board also considers the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board does not have a formal policy with respect to diversity of nominees. Rather, our Board considers Board membership criteria as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board.

Our Board regularly assesses the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates who may come to the attention of the Board through current Board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the Board, regardless of who recommended such candidate, is considered on the basis of the criteria set forth in our corporate governance guidelines. As stated above, our Board will consider candidates proposed for nomination by our significant stockholders. Stockholders may propose candidates by submitting the names and supporting information to: Corporate Secretary, PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines, (c) proof of ownership, the class and number of shares, and the length of time that the shares of our voting securities have been beneficially owned by each of the candidate and the proposing stockholder, and (d) a letter signed by the candidate stating his or her willingness to serve, if elected.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its Committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, any Board Committee, the independent directors as a group or any individual director may send communications directly to the Company in care of the Corporate Secretary, PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

8

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees for Director

Our business is managed under the oversight of our Board of Directors. Our board of directors currently consists of the following six individuals: Tom Y. Lee, CPA, Ivan Chen, Tom Myers, David Rendall, Robert Bartlett, and Bernard Blotner. Our Board has nominated the following persons for election or re-election at the Annual Meeting:

Name	Age	Director Since	Position(s) Held
Tom Y. Lee,	75	2014	Director
Ivan Chen, Chairman	41	2018	Chairman
Tom Myers, EVP	71	2021	EVP / Director
David M. Rendall	51	2021	Director
Robert Bartlett, CEO	79	2023	CEO /Director
Bernard Blotner	73	2023	Director

In addition to the information regarding our directors and skills that led our Board to conclude that the individual should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. We believe they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board.

The Board also believes that re-electing six of our incumbent directors helps to promote stability and continuity. The Board expects that each such directors will continue to make substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s business and the Company’s business strategy.

All of the nominees have indicated a willingness to continue serving as directors, and the Company has no reason to believe that any nominee will be unavailable or unable to serve. If any of them should decline or be unable to act as a director, the proxy holders will vote for the election of any other person or persons the Board may nominate.

The following sets forth information regarding the business experience of our six current directors as of December 1, 2023:

Ivan Chen joined our Board in June 2018 and has served as Chairman of the Board since August 2021. Mr. Chen brings extensive experience in the healthcare, life sciences and technology industries, with expertise in areas including licensing, joint ventures, mergers & acquisitions, securities and corporate governance. He currently serves as Vice President, General Counsel and Corporate Secretary at Imagen Dental Partners, LLC, a dental partnership organization that provides non-clinical support services to dental practices across the United States. In this role, he oversees all legal, compliance, government relations, insurance/risk and patient relations matters at Imagen. Before joining Imagen, he was Director, Senior Corporate Counsel at Pacific Dental Services, LLC (PDS), one of the largest dental support organizations in the United States, where he focused on acquisitions, dispositions, commercial contracts and healthcare compliance. Mr. Chen also served as the principal legal counsel to the Pacific Dental Services Foundation, a nonprofit organization providing oral healthcare to underserved communities worldwide. At PDS, he received numerous organization-wide awards for outstanding performance. Prior to joining PDS, he was Director, Global M&A Counsel at eBay Inc., a publicly-traded e-commerce platform. In this position, he led the negotiation and execution of numerous U.S. and cross-border acquisitions. Earlier in his career, he was an associate at Morrison & Foerster LLP and at Skadden, Arps, Slate, Meagher & Flom LLP, both large international law firms. In these roles, he focused on transactional, securities and corporate governance matters.

In addition to serving on the Board of our company, Mr. Chen also is on the Board of AiTmed Incorporated, a privately-held, early-stage telehealth platform.

Mr. Chen earned a J.D. from Harvard Law School, a master’s degree from the University of Cambridge, and a bachelor’s degree from Northwestern University. He is admitted to the bar in California and New York and is a registered in-house counsel in Arizona.

We believe Mr. Chen’s qualifications to serve as a director on our Board include his executive leadership experience as an attorney and entrepreneur, as well as his educational background.

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Tom Y. Lee, CPA joined our Board in October 2014. He has served as Chairman of the Board from January 2019 to August 2021, and served as our Chief Executive Officer and President from 2019 to March 2023. Since 2018, Mr. Lee has served as the President of MicroTube, Inc. as well. Mr. Lee was formerly audit committee chairman at First Continental Bank (which merged with United Commercial Bank in 2003). Mr. Lee has been an active CPA since 1983 and earned a Master’s Degree in Accounting from California State University, Long Beach and a Bachelor’s Degree in Business Administration from TamKang University in Taipei, Taiwan.

We believe Mr. Lee’s qualifications to serve as a director on our Board include his accounting background and expertise as a CPA. The Board also considered Mr. Lee’s commitment to the Company and its technology platform based on his investments in the Company’s stock.

Tom Myers joined our Board in January 2021. He also serves as our Executive Vice President of Technology & Development. Prior to serving as our Executive Vice President of Technology & Development, he was our Chief Operating Officer and has also served as Executive Vice President, Technical Support Services. In this role, he led the implementation and application of our silver di-hydrogen citrate (SDC) technology in customer facilities through problem identification and solution development, custom protocol development and training. Mr. Myers has over 40 years of food industry experience focusing on operations management, quality control and assurance, research and development, product and process development, plant design and construction, food safety and regulatory compliance. Prior to joining our company in 2011, Mr. Myers served as the President and Principal of Idaho Milk Products, where he built a $105 million green field dairy proteins plant and launched a worldwide business with revenues in excess of $200 million annually. Mr. Myers also has held executive management roles at Weider Nutrition International, Puritan Quartz Pharmaceuticals, FruitSource Associates and FruitSource Confections, Nancy’s Specialty Foods, Izaki Glico and Berkshire Hathaway Corporation (See’s Candies and See’s Candy Shops). Mr. Myers holds a Bachelor of Science from California State University, Long Beach.

We believe Mr. Myers’s qualifications to serve as a director on our Board include his executive leadership experience as the Company’s Chief Technology Officer and his experience in building and growing the Company’s technology.

David M. Rendall joined our Board in January 2021. Mr. Rendall is an attorney and licensed real estate broker in the state of California. Mr. Rendall has been the broker and owner of RE/MAX of Santa Clarita, RE/MAX of Valencia, and RE/MAX Gateway since February 2014. Mr. Rendall manages approximately 165 agents and has annual gross sales volume of over $1 billion. He is the owner of Group One Investments, Inc., a licensed real estate property management and real estate investment firm specializing in commercial management, and, real estate syndication and development. He currently sits on the Santa Clarita Valley Economic Development Corporation board and is the Chief Executive Officer of Escrow Advantage, Inc., an independent escrow company. Mr. Rendall also is the general partner, owner, president, managing member, and/or member of multiple businesses and real estate partnerships. In addition to his real estate companies, he is the Principal and Partner of Group One Legal, PC. Mr. Rendall has been practicing real estate since 2001 and law since 2003, when he was admitted to the state bar of California. Mr. Rendall earned a J.D. from Loyola Law School, a bachelor’s degree in Political Science and Sociology from University of California, Los Angeles. He also was an adjunct professor at College of the Canyons, where he taught Real Estate Principles, Real Estate Practices, and Legal Aspects of Real Estate.

We believe Mr. Rendall’s qualifications to serve as a director on our Board include his substantial managerial and business expertise and insight into specific areas of sales and marketing can provide leadership to the Company through various stages of potential development and growth. In addition, the Board values his legal expertise.

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Robert Bartlett joined our Board in February 2023. He also serves as our Chief Executive Officer since March 2023. Mr. Bartlett retired in 2006 as Chairman of the Board of Advanced Marketing Services, a major distributor of books and media to warehouse clubs worldwide. Since 1995, he has been the founder and managing director of Combined Resources International, a manufacturer and distributor of picture frames, cork erase boards, and children’s furniture to warehouse clubs in the United States and Canada. He previously served as Vice President, Divisional Manager at Anderson Chamberlain, Inc., an in-house general merchandise and food broker for Costco’s warehouse clubs worldwide. Prior to that, he served as Senior Vice President, Operations, Merchandising, Traffic and Distribution with Source Club, Inc., a division of Meijer Stores and as Executive Vice President Merchandising, Operations, Traffic and Distribution with The Wholesale Club, Inc. until it was sold to Walmart in 1990. Earlier in his career he served as Executive Vice President, Merchandising, Traffic and Distribution at The Price Company, Inc., the first membership warehouse club, started in San Diego, CA, which later merged with Costco. He served in the United States Army after being drafted in December of 1965, schooled as artillery surveyor/training NCO for an Artillery Battalion, were he was attached to the 7th Army in Europe where he was honorably discharged at the rank of Sergeant E-5 in 1967. After discharge he attended Junior College under the GI Bill.

We believe Mr. Bartlett’s qualifications to serve as a director on our Board include his executive leadership experience as the Company’s Chief Executive Officer and vast executive experience and expertise in merchandising and distribution to large retail stores and club warehouses and the insight he has into large retail sales and marketing.

Bernard Blotner joined our Board in February 2023. Mr. Blotner retired in April 2020 as Senior Vice President and Corporate Client Group Director with Morgan Stanley Wealth Management. He was associated with Morgan Stanley since 1983, having joined the firm originally with E.F. Hutton & Company. Beginning in 1988, Mr. Blotner and his team focused on serving the investment needs of high net worth individuals and corporations, specifically in relation to stock option plans, stock purchase plans, restricted stock plans, control and restricted securities, and Rule 144 transactions. The team’s assets under management was over $750 million, and plans ranged from small, local companies to multinational Fortune 500 companies. He was a member of the National Association of Stock Plan Professionals (NASPP), and his licenses included FINRA Series 7, Series 65, Series 63 and Series 3. Mr. Blotner was named to the list of Forbes Best-In-State Wealth Advisors (2020). He graduated cum laude from Boston College with a Bachelor of Arts degree and received his Master of Arts degree from San Diego State University. Mr. Blotner has served on the Boards of Directors of several not for profit organizations. Prior to joining Morgan Stanley, he was the Program Director of the Jewish Community Center in San Diego.

We believe Mr. Blotner’s qualifications to serve as a director on our Board include his considerable experience in wealth management and asset management and valuable knowledge of the financial markets.

Relationships

Ivan Chen is the nephew of Tom Y. Lee. There are no other family relationships between any current director executive officer, or any director or executive offer during the fiscal year ended July 31, 2023.

Vote Required and Board Recommendation

If a quorum is present, either in person or by proxy, directors will be elected by a plurality of the votes, which means the six nominees who receive the greatest number of FOR votes will be elected. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

Each person nominated for election has agreed to serve if elected. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders, unless a contrary instruction is indicated in the proxy.

Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or their earlier death, resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE (ITEM 1 ON THE PROXY CARD).

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2024

At the Annual Meeting, our stockholders will be asked to ratify the appointment of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending July 31, 2024. Weinberg has served as the Company’s auditor since 2019. Our Audit Committee is responsible for approving the engagement of Weinberg as the Company’s independent registered public accounting firm for the year ending July 31, 2024. In the event our stockholders fail to ratify the appointment of Weinberg, the Audit Committee will reconsider its selection. In addition, even if our stockholders ratify the selection, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that a change would be in the best interests of the Company and its stockholders.

The Audit Committee meets with Weinberg on a quarterly or more frequent basis. At such times, the Audit Committee reviews the services performed by Weinberg, as well as the fees charged for such services.

A representative of Weinberg maybe present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. If present the representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by its independent auditors during Fiscal Years 2023 and 2022.

The following table provides information regarding the fees billed to us by Weinberg & Company, P.A. for the years ended July 31, 2023 and 2022, respectively. All fees described below were approved by the Board or the Audit Committee:

	For the years ended July 31,
	2023	2022
Audit Fees	$102,000	$107,000
Audit-Related Fees	$—	$—
Tax Fees	$24,000	$17,000
All Other Fees	$—	$—
Total Fees	$126,000	$124,000

Audit Fees: For years the ended July 31, 2023 and 2022, the aggregate audit fees billed by our independent public accounting firm were for services rendered for the audit and quarterly reviews of our financial statements, including our Annual Report on Form 10-K and our periodic reports, and fees incurred related to the filings of registration statements.

Audit-Related Fees: For the years ended July 31, 2023 and 2022, there were no audit-related fees billed by our independent public accounting firm.

Tax Fees: Consist of amounts billed by an affiliate of our independent auditors for services in connection with the preparation of our federal and state tax returns.

All Other Fees: For the years ended July 31, 2023 and 2022, there were no fees billed by our independent public accounting firm for other services, other than the fees described above.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee. All audit fees and tax fees listed in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures.

Interest of Certain Persons in Matters to be Acted Upon

There are no persons who have a direct or indirect substantial interest in the matter described under Proposal 2 above.

Vote Required and Board Recommendation

The ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending July 31, 2024 requires a majority of the votes cast, whether in person or represented by proxy, to vote FOR this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

Submission of the appointment to stockholder approval is not required. However, if our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Weinberg as our independent auditor or whether to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending July 31, 2024.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WEINBERG & COMPANY, P.A. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2024 (ITEM 2 ON THE PROXY CARD).

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of PURE Bioscience, Inc. with respect to PURE Bioscience’s audited financial statements for the fiscal year ended July 31, 2023, included in the Company’s Annual Report on Form 10-K, filed with the SEC on October 30, 2023. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of three non-employee directors, including Messrs. Chen (Chair) and Rendall and Blotner. The Board has determined that each of Messrs. Chen and Rendall and Blotner, are “independent director” under the listing standards of the NYSE American.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm for the fiscal year ended July 31, 2023, Weinberg was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Weinberg to review the financial statements for the fiscal year ended July 31, 2023. The Audit Committee discussed with a representative of Weinberg the matters required to be discussed by Auditing Standard No. 1301, “Communicating with Audit Committees”. In addition, the Audit Committee met with Weinberg, with and/or without management present, to discuss the overall scope of Weinberg’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Weinberg required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committee Concerning Independence, and has discussed with Weinberg its independence, and satisfied itself as to the independence of Weinberg.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended July 31, 2023 be included in the Company’s Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:

Ivan Chen, Chair

Bernard Blotner

David Rendall

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PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program and the compensation paid to our named executive officers as reported in this Proxy Statement.

The Say on Pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take the voting results into consideration when making future decisions regarding executive compensation. At our 2023 Annual Meeting, our stockholders approved our Say on Pay Proposal by a vote of 96.84% of the votes cast. Additionally, at our 2022 Annual Meeting our stockholders approved an annual Say on Pay vote at our 2022 Annual Meeting, otherwise known as a “Say When on Pay” proposal. As such, we have determined to hold an advisory vote to approve, on a non-binding advisory basis, the compensation of our named executive officers annually.

The Compensation Committee of the Board of Directors, which is comprised solely of independent directors, has the responsibility for evaluating and authorizing the compensation payable to our executive officers. The goal of our executive compensation program is to attract, motivate and retain executives of outstanding ability, performance and potential. To achieve this goal, the Compensation Committee has designed a package that combines competitive base pay, with incentive cash compensation conditioned on the achievement of predetermined annual performance goals and long-term equity awards. The Compensation Committee believes this package encourages employee retention and the creation of stockholder value. Our compensation program also seeks to be internally consistent with differentials commensurate with the scope of a named executive officer’s responsibilities.

Fiscal Year 2023

During the fiscal year ended July 31, 2023, our “named executive officers” were (i) Tom Y. Lee, who served as our Chief Executive Officer until March 2023, (ii) Robert Bartlett, who now serves as our Chief Executive Officer, (iii) Tom Myers, who serves as our Executive Vice President of Technology & Development, and (iv) Mark Elliott, who serves as Vice President, Finance.

Elements of Compensation

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary, an annual performance-based cash bonus, long-term equity awards, and eligibility to participate in employee benefit plans that we make available to all of our full-time employees, including group health plan, group term life insurance, and short- and long-term disability benefits.

Taken as a whole, the elements of our compensation package are comparable to those offered by other similarly sized companies in our industry. This allows us to compete in acquiring talent and retaining key executives. Our annual performance-based cash bonuses link executive compensation to the Company’s performance and the individual achievements and performance of our executives. Likewise, equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

The Compensation Committee did not retain a compensation consultant during fiscal year 2023 given the Company’s cash constraints.

Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of our compensation program.

Base Salary

Base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and cash constraints, and external factors like inflation and the projected strength of the economy. The Compensation Committee reviews the base salaries of our named executive officers at least annually.

The annual base salaries of our named executive officers are reflected in the Summary Compensation Table included in this Proxy Statement.

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Annual Performance-Based Cash Bonus

The annual performance-based cash bonus paid to our named executive officers is determined by the Compensation Committee based on the achievement of our corporate goals, weighted by importance, as well as individual goals applicable to the named executive officer’s position. Our corporate goals consist of progress on sales and regulatory approval goals for our product offerings as well as on individual goals. The individual goals of our named executive officers are based on the executive’s job title and responsibilities. In addition, the Compensation Committee retains discretion to adjust the actual amount of the annual bonus based on our stock performance, our accomplishments determined on a qualitative basis, and the strength of our financial and market position at the end of the fiscal year.

Following the end of each fiscal year, the Compensation Committee is responsible for determining the bonus amount payable to the executive officer based on the Company’s and the executive officer’s performance against the performance metrics established by the Compensation Committee for the recently completed fiscal year.

Due to the Company’s limited financial resources and the Company’s performance below the operating plan approved by the Board of Directors, our named executive officers did not receive any cash bonuses for the years ended July 31, 2023 and 2022.

Long-Term Incentive Awards

During the fiscal year ended July 31, 2023, there were no long-term equity awards granted to our executive officers.

Miscellaneous

Our named executive officers are eligible to participate in employee benefit plans available to all full-time employees, including group health plan, group term life insurance, and short- and long-term disability benefits. We do not sponsor any defined benefit pension plan, nonqualified defined contribution plan, or deferred compensation plan; nor do we provide post-retirement health coverage for our named executive officers.

Vote Required

The Board and Compensation Committee believe the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving the Company’s core compensation objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of PURE Bioscience, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, under the section entitled “Executive Compensation.”

If a quorum is present, the approval, on a non-binding advisory basis, of the compensation of our named executive officers requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Chief Financial Officer

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (ITEM 3 ON THE PROXY CARD).

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PROPOSAL FOUR

ADOPTION OF THE 2024 EQUITY INCENTIVE PLAN

On December 21, 2023, our Board approved the adoption of the PURE Bioscience, Inc. 2024 Equity Incentive Plan (the “2024 Plan”), subject to stockholder approval. Approval of the 2024 Plan will allow us to continue to provide the appropriate equity incentives that are critical to attracting and retaining our directors, officers and key employees.

Key Features Designed to Protect Stockholders’ Interests

The 2024 Plan’s design reflects our commitment to strong corporate governance and our desire to preserve stockholder value as demonstrated by including, but not limited to, the following 2024 Plan features:

●	Independent Administrator. The Compensation Committee of our Board, which is comprised solely of independent, non-employee directors, is the Plan administrator.

●	No Evergreen Feature. The 2024 Plan expires by its terms on a specified date. In addition, the maximum number of shares available for issuance under the Plan is fixed and cannot be increased without stockholder approval.

●	No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our common stock on the date the award is granted and a term no longer than ten years’ duration.

●	Award Design Flexibility. Different kinds of awards may be granted under the 2024 Plan, giving us the flexibility to design our equity incentives to complement the other elements of compensation and to support our attainment of strategic goals.

●	Performance-Based Awards. The 2024 Plan permits the grant of performance-based stock awards that are payable only upon the attainment of specified performance criteria.

●	No Liberal Definition of Change in Control. The 2024 Plan’s definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.

●	Repricing Prohibited. In addition, stockholder approval will be required for any repricing, replacement, or buyout of underwater awards.

●	Clawback. All awards granted under the 2024 Plan will be subject to any clawback, recoupment or recovery policy adopted by the Company.

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Currently, there are 1,021,000 shares of common stock reserved and available for issuance under our 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) and 3,046,000 shares of common stock reserved and available for issuance under our 2017 Amended and Restated Equity Incentive Plan (the “2017 Plan”).

Currently the shares available for issuance and the number of awards outstanding under our 2007 Plan and 2017 Plan (collectively, the “Prior Plans”) and those outstanding awards granted to service providers outside the Prior Plans of approximately 13,135,000 shares of common stock, which represents 12% of our outstanding common stock as of December 29, 2023. Our directors and officers currently hold options to purchase 3,281,250 shares of common stock and RSUs for 1,062,500 shares of common stock, including awards issued pursuant to the 2007 Plan and 2017 Plan awards outside the 2007 Plan. If the proposal is approved by our stockholders, the potential dilution to stockholders would increase by 7.4%.

The Company intends to grant equity awards to its eligible executive officers, directors and employees in the ordinary course of business. The Company has no specific plans for future grants of awards other than those granted in the ordinary course of business. The Company performed an analysis based on its current hiring plans and determined that, if the proposed number of shares reserved under the 2024 Plan is approved by stockholders at the 2024 Annual Meeting, the Company anticipates it will have enough shares available for future grant under the 2024 Plan to last through calendar year 2028. The Company did not retain a compensation consultant to analyze the number of shares to be added to the 2024 Plan.

If the 2024 Plan is approved by our stockholders at the 2024 Annual Meeting, it will be effective as of February 21, 2024, the date of stockholder approval.

Our Compensation Committee will have full discretion to determine the number of awards to be granted to participants under the 2024 Plan, subject to an annual limitation on the total number of awards that may be granted to any one person. No awards have been granted contingent upon stockholder approval of the 2024 Plan.

Material Terms of the 2024 Plan

The material terms of the 2024 Plan are summarized below. This summary, however, is not intended to be a complete description of the 2024 Plan and is qualified in its entirety by reference to the complete text of the 2024 Plan, which is attached to this Proxy Statement as Appendix A. To the extent there is a conflict between the terms of this summary and the 2024 Plan, the terms of the 2024 Plan will control.

Background and Purpose of the Plan. The use of equity awards under the Prior Plans has been a key component of our compensation program. The ability to grant equity-based compensation awards is critical to attract, retain and motivate our eligible service providers, to reinforce an ownership culture and a commitment to our long-term success, and to continue to align the interests of participants to those of the our stockholders. The approval of the 2024 Plan is necessary to allow us to continue to grant equity awards to eligible service providers. We use equity compensation to attract and retain employees, consultants and non-employee directors, to create a link to stockholder interests through stock ownership and to conserve cash resources. For these reasons we believe the 2024 Plan is critical to our long-term success.

Types of Awards. The 2024 Plan provides for the grant of stock options, which may be incentive stock options (“ISOs”) or nonstatutory stock options (“NSOs”), restricted shares, restricted stock units (“RSUs”) and stock appreciation rights (“SARs”), or collectively, “awards.”

Eligibility. Employees (including officers), non-employee directors and consultants who render services to the Company or its affiliates (whether now existing or subsequently established) are eligible to receive awards under the 2024 Plan. As of December, 2023, approximately 15 persons (including three executive officers and four directors) would be eligible to participate in the 2024 Plan.

Administration. The 2024 Plan will be administered by our board of directors or by one or more committees to which the board of directors delegates such administration (as applicable, the “Administrator”). Subject to the terms of the 2024 Plan, the Administrator will have complete discretion to make all decisions relating to the 2024 Plan and outstanding awards, including modifying outstanding awards.

Share Reserve. The number of shares of our common stock that may be issued under the 2024 Plan is equal to the sum of (a) 10,000,000 shares, (b) shares that are subject to awards granted under the Prior Plans that are outstanding on the date the Company’s stockholders approve the 2024 Plan (the “ Effective Date) and that are subsequently forfeited, expire or lapse unexercised or unsettled and shares issued pursuant to awards granted under the Prior Plans that are outstanding on the Effective Date and are subsequently forfeited to or reacquired by us, and (c) shares reserved under the Prior Plans that are not issued or subject to outstanding awards under the Prior Plans on the Effective Date. While a maximum of 13,135,000 shares may be added to the 2024 Plan from the Prior Plans, since this figure assumes that all awards outstanding under the Prior Plans on the Effective Date will be forfeited, we expect the actual number of shares added to the 2024 Plan to be less.

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In general, to the extent that awards under the 2024 Plan are forfeited, cancelled or expire for any reason before being exercised or settled in full, the shares subject to such awards shall again become available for issuance under the 2024 Plan. If stock appreciation rights (“SARs are exercised or restricted stock units are settled, then only the number of shares (if any) actually issued to the participant shall reduce the number of shares available under the 2024 Plan. If restricted shares or shares issued upon exercise of options are reacquired by us pursuant to a forfeiture provision, repurchase right or for any other reason, then such shares shall again become available for issuance under the 2024 Plan. Shares withheld to pay the exercise price of options or satisfy tax withholding obligations related to an award shall again become available for issuance under the 2024 Plan. Further, to the extent an award is settled in cash rather than shares, the cash settlement shall not reduce the number of shares available for issuance under the 2024 Plan.

In addition, the number of shares that we may issue under the 2024 Plan will not be reduced by the number of shares subject to any awards we grant in substitution or assumption of any outstanding awards that were previously issued by a corporation acquired by us, provided that shares subject to any award that is assumed or substituted by us will not again become available for grant to the extent the assumed or substituted award is later forfeited, expired or settled in cash.

Incentive Stock Option Limit. No more than 23,135,000 shares of our common stock may be issued under the 2024 Plan upon the exercise of ISOs.

Annual Limitation on Compensation of Non-Employee Directors. The grant date fair value of awards granted to each non-employee director during any fiscal year, together with the value of any cash compensation paid to the non-employee director during such fiscal year, may not exceed $2,000,000.

No Repricings. Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the Administrator nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow an optionee to surrender an outstanding option or SAR to us as consideration for the grant of a new option or SAR with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or SAR or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of NYSE American.

Stock Options and Stock Appreciation Rights. The per share exercise price of stock options granted under the 2024 Plan may not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The exercise price of options granted under the 2024 Plan may be paid in cash or, with the administrator’s consent:

●	with shares that the optionee already owns;
●	by an immediate sale of the option shares through a broker approved by us;
●	by a net exercise procedure, if approved by us; or
●	by any other form consistent with applicable laws, regulations and rules.

An optionee who exercises a SAR receives the increase in value of a share of our common stock over the exercise price. The exercise price for SARs may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. Amounts paid with respect SARs may be made in cash, in shares, or any combination thereof.

Options and SARs vest as determined by the Administrator at the time of grant. Options and SARs expire at the time determined by the Administrator, up to a maximum of ten years from the date of grant. They generally expire earlier if the optionee’s service terminates prior to the expiration of the original term.

The aggregate fair market value, determined at the time of grant, of shares of our common stock that are exercisable with respect to ISOs for the first time by an optionee during any calendar year under all of our equity plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

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Restricted Shares. Restricted shares may be granted under the 2024 Plan in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) cancellation of other equity awards or (e) any other form of legal consideration approved by the Administrator. Restricted shares may be subject to vesting, which is tied to service, attainment of performance goals, or a combination of both, as determined by the Administrator. Recipients of restricted shares generally have all of the rights of a stockholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted shares will generally be subject to the same restrictions and conditions as the underlying shares.

Restricted Stock Units. RSUs may be granted under the 2024 Plan for no consideration. In general, RSUs awards will be subject to vesting, which may be tied to length of service, attainment of performance goals, or a combination of both, as determined by the Administrator. Settlement of RSUs may be made in the form of cash, shares or a combination thereof, as determined by the Administrator. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Administrator’s discretion and as set forth in the applicable RSU agreement, RSUs may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the RSUs to which they relate.

Other Awards. The Administrator may grant other awards based in whole or in part by reference to shares of our common stock and may grant awards under other plans and programs that will be settled with shares issued under the 2024 Plan. The Administrator will determine the terms and conditions of any such awards.

Changes in Capital Structure. In the event of certain changes in our capitalization, including a stock split, reverse stock split, a stock dividend, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, adjustments will automatically be made to (a) the number and kind of shares reserved for issuance under the 2024 Plan, including the number of shares that may be added to the 2024 Plan from the and the number of shares that may be issued under the 2024 Plan as ISOs, and (b) the number and kind of shares Prior Plans subject to each outstanding award and/or the exercise price of each outstanding awards. In the event of an extraordinary dividend, a recapitalization, a spin-off or similar occurrence, the Administrator shall, in its sole discretion, make one or more of the foregoing adjustments as it deems appropriate.

Corporate Transactions. In the event that we are a party to a merger, consolidation, or a change in control transaction, all outstanding awards will be governed by the terms of the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are a party, in a manner determined by the Administrator). Such treatment may include any of the following actions with respect to each outstanding award:

●	the continuation, assumption, or substitution of an award by the surviving entity or its parent;
●	the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the vested shares subject to such award less any applicable exercise price; or
●	the assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

The Administrator also has the discretion to, either at the time an award is granted or at any time while the award remains outstanding, provide for the acceleration of vesting upon the occurrence of a change in control, whether or not the award is to be assumed or replaced in the transaction, or in connection with a termination of the participant’s service following a transaction.

For this purpose, a change in control transaction includes:

●	any merger or consolidation of the Company where persons who were not stockholders of the Company prior to such merger or consolidation own 50% or more of the total voting power of the surviving entity or its parent;
●	the sale or other disposition of all or substantially all of our assets;
●	a change in the composition of our board of directors as a result of which members of our board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of our board over a period of twelve months, unless the appointment or election of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board; or
●	any person acquiring beneficial ownership of more than 50% of our total voting power.

Recoupment. All awards granted under the 2024 Plan, all amounts paid under the 2024 Plan and all shares of our common stock issued under the Plan will be subject to recoupment, clawback or recovery by us in accordance with applicable law and policy adopted by us.

Amendments or Termination. Our board of directors may amend or terminate the 2024 Plan at any time and for any reason and no awards will be made under the 2024 Plan after it is terminated. If not terminated earlier by our board of directors, the 2024 Plan will automatically terminate on the 10th anniversary of the date our board of directors approved the 2024 Plan. If our board of directors amends the 2024 Plan, it does not need to ask for stockholder approval of the amendment unless applicable law so requires.

Certain Federal Income Tax Aspects of Awards Granted Under the 2024 Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the 2024 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards granted under the 2024 Plan depend upon the type of award.

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Incentive Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Restricted Shares. A participant who receives an award of restricted shares generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. Alternatively a participant may make a one-time election to recognize income at the time the participant receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Units. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and SARs are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or SAR was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted share awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Consequences to the Company. We will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2024 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2024 Plan.

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EQUITY COMPENSATION PLAN INFORMATION

The below shows, as of December 29, 2023, information for all equity compensation plans previously approved by stockholders and for all compensation plans not previously approved by stockholders (including with respect to options and warrants).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	7,955,625	$0.36	4,067,000
Equity compensation plans not approved by stockholders	400,000	1.15	—
Total	8,355,625	$0.40	4,067,000

(1)	Includes options only and does not include 712,500 outstanding restricted stock units.

Vote Required and Board Recommendation

If a quorum is present, approval of the 2024 Plan requires the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE ADOPTION OF THE PURE BIOSCIENCE, INC. 2024 EQUITY INCENTIVE PLAN (ITEM 4 ON THE PROXY CARD).

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company’s Certificate of Incorporation currently authorizes the Company to issue a total of 155,000,000 shares, consisting of 150,000,000 shares of Common stock, and 5,000,000 shares of preferred stock. Our Board is requesting stockholder approval of an amendment to the Certificate of Incorporation (the “Charter”) to increase the authorized number of shares of Common Stock from 150,000,000 shares to 200,000,000 shares (the “Charter Amendment”). The Company is not seeking any change to the number of shares of authorized preferred stock.

If the stockholders approve the Charter Amendment, we will file a Certificate of Amendment to our Certificate of Incorporation to amend and replace the first paragraph of Article 4, in its entirety, to read as follows:

“The total number of shares of all classes of stock that the Corporation is authorized to issue is 205,000,000 shares, consisting of 200,000,000 shares of Common Stock with a par value of $0.01 per share and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share.”

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Except for the first paragraph of Article 4, all of the remaining provisions in the Certificate of Incorporation will remain in full force and effect without change. This description is qualified by the full text of the Charter Amendment that is attached as Appendix B to this Proxy Statement.

The additional Common Stock to be authorized by adoption of the Charter Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Charter Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company’s Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Though the increase in authorized Common Stock could make more difficult or discourage attempts to obtain control of the Company, thereby having an implicit anti-takeover effect, neither it nor the Board views this as an anti-takeover mechanism. The increase in authorized shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Usage of Authorized Common Stock

In addition to the 111,856,485 shares of Common Stock outstanding on the record date of December 29, 2023, there were:

●	8,355,625 shares of Common Stock issuable upon the vesting and exercise of stock options outstanding;

●	712,500 shares of Common Stock issuable upon the vesting and settlement of outstanding restricted stock units; and

●	4,067,000 shares of Common Stock available for issuance pursuant to the 2007 and 2017 Equity Incentive Plans.

Therefore, as of December 29, 2023, there were 124,991,610 shares of Common Stock outstanding or reserved out of the total 150,000,000 authorized shares of Common Stock under our existing Certificate of Incorporation.

Additionally, although we are authorized to issue 5,000,000 shares of preferred stock, there were no shares of preferred stock outstanding as of December 29, 2023.

Purpose of the Charter Amendment

We have financed our operations primarily through public and private offerings of securities, debt financing, and revenue from product sales and license agreements. Until we can continually generate positive cash flow from operations, we will need to continue to fund our operations with the proceeds of offerings of our equity and debt securities. We will need additional capital to further fund product development and the implementation of our business plan. We intend to cover our future operating expenses through cash on hand, revenue derived from product sales, and through the issuance of additional equity or debt securities. Depending on market conditions, we cannot be sure that additional financing will be available when needed or that, if available, financing will be obtained on terms favorable to us or to our stockholders.

Over the past several years, we have utilized similar facilities to fund our operations. During the year ended July 31, 2023, we raised net proceeds of approximately $1.0 million, through a private placement note purchase agreement financing (the “Private Placement Note Financing”). During the year ended July 31, 2022, we raised net proceeds of approximately $3.5 million through the sale of 23,333,332 shares of our common stock in private placement offerings.

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If the Charter Amendment is approved, the newly authorized shares would be unreserved and available for issuance upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine. Although our Board has no present plans or proposals to issue the additional shares of common stock that would be authorized by the Charter Amendment, we believe that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital to support the Company’s business plan and operations, stock-based acquisitions, equity compensation awards or other corporate purposes.

The proposed Charter Amendment will allow the Company to accomplish these objectives without further stockholder approval, unless such approval is expressly required by applicable law. By approving the increase now, in advance of any specific need or plans, we will be able to act in a timely manner when such a need arises or when our Board believes it is in the best interests of the Company and our stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase as a special meeting of stockholders.

If our stockholders do not approve the Charter Amendment, we may not be able to access the capital markets and raise the capital necessary to execute on our business plan; attract, retain and motivate our employees; or pursue other business opportunities integral to our growth and success.

Effectiveness of the Charter Amendment

Our Board has approved the Charter Amendment. If the Charter Amendment is approved at the 2024 Annual Meeting, the Company intends to promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Charter Amendment will become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date will be required to approve the Charter Amendment. Abstentions will be counted as present for the purposes of determining the presence of a quorum, but will have the same effect as an “against” vote on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVING AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO 200,000,000 SHARES (ITEM 5 ON THE PROXY CARD).

EXECUTIVE OFFICERS

Information Regarding Our Executive Officers

Information with respect to our current named executive officers is shown below. Since Robert Bartlett and Tom Myers also serve on the Board, their biographies are set forth under “Nominees for Directors” above.

Name	Age	Position(s) Held	Position(s) Held Since
Robert Bartlett	79	Chief Executive Officer	2023
Mark Elliott	48	Vice President, Finance	2015
Tom Myers	71	EVP of Technology & Development	2023

Mark Elliott was appointed as our Vice President Finance and Principal Financial and Accounting Officer in July 2015. Mr. Elliott joined the Company in 2004 as accounting manager and has been responsible for managing all accounting and regulatory reporting activities since he was promoted to Controller in May 2006. He has also been responsible for establishing all current financial and reporting systems. Prior to joining the Company, Mr. Elliott worked in government accounting. He earned a Bachelor of Science, Business Administration-Accountancy at California State University-San Marcos.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the fiscal years ended July 31, 2023 and July 31, 2022 by our named executive officers, consisting of (i) each individual serving as principal executive officer during the fiscal year ended July 31, 2023 and (ii) our other two most highly compensated officers serving during the fiscal year ended July 31, 2023.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus		Option Awards ($)(2)		All Other Compensation ($)(3)	Total Compensation ($)
Robert Bartlett	2023	$109,000	$17,500	(4)	$—		$3,300	$129,800
Chief Executive Officer	2022	$—	—		$—		$—	$—
Mark Elliott	2023	$180,000	—		$15,000	(5)	$—	$195,000
Vice President Finance	2022	$180,000	—		$—		$—	$180,000
Tom Myers	2023	$200,000	—		$37,000	(6)	$—	$237,000
Executive Vice President of Technology & Development	2022	$200,000	—		$—		$—	$200,000
Tom Y. Lee	2023	$—	—		$48,000	(7)	$44,000	$92,000
Chief Executive Officer	2022	$—	—		$—		$74,000	$74,000

(1)	Amounts reflect salary earned during the respective fiscal years.

(2)	Amounts for the years ended July 31, 2023 and 2022 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the respective fiscal years, calculated in accordance with authoritative guidance.

(3)	Represents $3,300 in Board fees for Mr. Bartlett’s service prior to his appointment as Chief Executive Officer. Represents $30,000 in Board fees and $14,000 for medical insurance payments reimbursed to Mr. Lee during the fiscal year ended July 31, 2023. Represents $60,000 in Board fees and $14,000 for medical insurance payments reimbursed to Mr. Lee during the fiscal year ended July 31, 2022.

(4)	Represents a sign-on bonus paid to Mr. Bartlett upon his appointment as Chief Executive Officer.

(5)	Represents an award consisting of options to purchase 100,000 shares of common stock.

(6)	Represents two awards consisting of options to purchase 250,000 shares of common stock.

(7)	Represents two awards consisting of options to purchase 325,000 shares of common stock.

(7)	Mr. Lee resigned as Chief Executive Officer and President of the Company in March 2023.

Narrative to Summary Compensation Table

The compensation program established for the Company’s executive officers consisted of the following elements:

Base Salary: The base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and performance, and the strength of our business. Base salaries provide a fixed means of compensation in order to attract and retain talent. Mr. Lee received no base salary as Chief Executive Officer prior to his resignation in March 2023. The base salary for Mr. Bartlett was voluntary reduced from $300,000 per year to $200,000 per year during the fiscal year ended July 31, 2023. Mr. Elliott’s base salary was $180,000 per year during the fiscal year ended July 31, 2023. The base salary for Mr. Myers was $200,000 per year during the fiscal year ended July 31, 2023.

Performance-Based Cash Awards: As part of the Company’s executive compensation program, our executive officers are eligible to receive performance-based cash awards. The annual performance-based cash awards are based on the executive officer’s individual performance and the Company’s actual performance compared to the corporate goals approved by the Board and the Compensation Committee. Following the end of each fiscal year, the Board and the Compensation Committee is responsible for determining the bonus amount payable to an executive officer based on that executive officer’s individual performance during the fiscal year and its determination of the Company’s actual performance compared to the corporate goals established for that fiscal year. Due to the Company’s limited financial resources and performance, our named executive officers did not receive any performance-based cash bonuses for the years ended July 31, 2023 and 2022.

Long-Term Equity Awards: Equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interests with those of our stockholders. As a result, our executive compensation program provides for the issuance of stock options and restricted stock units (“RSUs”), as determined by the Compensation Committee and our Board. During the fiscal year ended July 31, 2023, there were no long-term equity awards granted to our executive officers.

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Outstanding Equity Awards at Year-End

The following table provides a summary of all equity awards held by our named executive officers that were outstanding as of July 31, 2023. Mr. Bartlett did not receive any equity grants during the fiscal year ended July 31, 2023.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Tom Y. Lee (1)	150,000	50,000	$0.20	9/30/2032	(2)
	62,500	62,500	$0.20	9/30/2023	(2)
	150,000	—	$0.45	6/18/2031	(3)
	200,000	—	$0.45	6/18/2031	(3)
	350,000	—	$0.79	5/15/2030	(4)
	200,000	—	$0.33	1/29/2030	(4)
	150,000		$0.29	10/1/2029	(4)
	200,000	—	$1.19	6/22/2027	(5)
Mark Elliott	75,000	25,000	$0.20	9/30/2032	(6)
	100,000	—	$0.45	6/18/2031	(7)
	150,000	—	$0.33	1/29/2030	(8)
	150,000	—	$0.79	5/15/2030	(8)
Tom Myers	93,750	31,250	$0.20	9/30/2032	(9)
	62,500	62,500	$0.20	9/30/2023	(9)
	125,000	—	$0.45	6/18/2031	(10)
	125,000	—	$0.33	1/29/2030	(11)
	125,000	—	$0.79	5/15/2030	(11)

(1)	Mr. Lee resigned as Chief Executive Officer and President of the Company in March 2023.

(2)	During the year ended July 31, 2023, we granted Mr. Lee awards consisting of an option to purchase 325,000 shares of common stock. 200,000 options vest quarterly over one year. The remaining 125,000 options vest annually over two years. All 325,000 options have a ten-year term.

(3)	During the year ended July 31, 2021, we granted Mr. Lee awards consisting of an option to purchase 350,000 shares of common stock. 200,000 options vest quarterly over one year. The remaining 150,000 options vest quarterly over two years. All 350,000 options have a ten-year term.

(4)	During the year ended July 31, 2020, we granted Mr. Lee awards consisting of an option to purchase 700,000 shares of common stock. 500,000 options vest quarterly over one year. The remaining 200,000 options vest quarterly over two years. All 700,000 options have a ten-year term.

(5)	During the year ended July 31, 2017, we granted Mr. Lee a ten-year award consisting of an option to purchase 200,000 shares of common stock. 50% of the option vested January 15, 2018 with the remaining 50% vesting on January 15, 2019.

(6)	During the year ended July 31, 2023, we granted Mr. Elliott awards consisting of an option to purchase 100,000 shares of common stock. The options have a ten-year term and vest in four quarterly installments.

(7)	During the year ended July 31, 2021, we granted Mr. Elliott awards consisting of an option to purchase 100,000 shares of common stock. The options have a ten-year term and vest in four quarterly installments.

(8)	During the year ended July 31, 2020, we granted Mr. Elliott awards consisting of an option to purchase 300,000 shares of common stock. The options have a five-year term and vest in four quarterly installments.

(9)	During the year ended July 31, 2023, we granted Mr. Myers awards consisting of an option to purchase 250,000 shares of common stock. 125,000 options vest quarterly over one year. The remaining 125,000 options vest annually over two years. All 250,000 options have a ten-year term.

(10)	During the year ended July 31, 2021, we granted Mr. Myers awards consisting of an options to purchase 125,000 shares of common stock. The options have a ten-year term and vest in four quarterly installments.

(11)	During the year ended July 31, 2020, we granted Mr. Myers awards consisting of an options to purchase 250,000 shares of common stock. The options have a five-year term and vest in four quarterly installments.

During the year ended July 31, 2023, Messrs. Lee, Myers and Elliott had 212,000, 156,250 and 75,000 option awards vest, respectively. There was no respective value on vesting.

Employment Agreements; Potential Payments Upon Termination or a Change in Control for Current Executive Officers

On March 15, 2023, we entered into an employment agreement with Robert Bartlett, or the Bartlett Employment Agreement, to serve as our Chief Executive Officer pursuant to which Mr. Bartlett was entitled to receive an annual base salary of $300,000, a one-time signing bonus of $17,500 and an option to purchase 500,000 shares of our Common Stock. During the fiscal year ended July 31, 2023, Mr. Bartlett’s salary was voluntarily reduced from $300,000 to $200,000. Mr. Bartlett’s employment is “at will” and may be terminated at any time, with or without case (as defined in the Bartlett Employment Agreement) with 30-days advance written notice.

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Pay-Versus-Performance

As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

					Average Summary		Value of Initial Fixed $100
	Summary				Compensation Table	Average Compensation	Investment Based On
	Compensation Table		Compensation Actually		Total for Non-PEO	Actually Paid to Non-PEO	Total Stockholder	Net Loss (in
Year	Total for PEO(1)		Paid to PEO(2)		NEOs(3)	NEOs(4)	Return(5)	thousands)(6)
	Robert Barlett	Tom Y. Lee	Robert Barlett	Tom Y. Lee
2023	$129,800	92,000	$129,800	67,800	$187,500	$179,100	$20.00	$3,961
2022	$—	74,000	$—	91,950	$218,500	$337,700	$9.00	$3,491

(1)

Our PEO’s for each year reported are as follows: Fiscal 2023: Robert Bartlett, our current President and Chief Executive Officer, and Tom Y. Lee, our former President and Chief Executive Officer Fiscal 2022: Tom Y. Lee

(2)	Mr. Bartlett did not receive any equity awards during fiscal 2023. In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to Tom Y. Lee during fiscal years 2023 and 2022, which consisted solely of adjustments to the PEO’s equity awards:

Description of Adjustment for Tom Y. Lee	2023	2022
Summary Compensation Table - Total Compensation	$92,000	$74,000
- Grant Date Fair Value of Option Awards Granted in the Covered Fiscal Year	$(48,000)	$—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards Granted in the Covered Fiscal Year	$23,800	$16,700
+ Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	$—	$—
+ Fair Value on Vesting Date of Option Awards Granted in the Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years that Vested in the Covered Fiscal Year	—	1,250
- Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During the Covered Fiscal Year	$—	$—
Compensation Actually Paid	$67,800	$91,950

(3)	The non-PEO NEOs for whom the average compensation is presented in this table for fiscal years 2023 and 2022 are Tom Myers and Mark Elliott. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(4)	In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal years 2023 and 2022, which consisted solely of adjustments to the non-PEO NEOs' equity awards:

Description of Amount	2023	2022
Summary Compensation Table - Total Compensation	$187,500	$218,500
- Grant Date Fair Value of Option Awards Granted in the Covered Fiscal Year	$(26,000)	$—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards Granted in Covered Fiscal Year	$17,600	$117,500
+ Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	$—	$—
+ Fair Value on Vesting Date of Option Awards Granted in the Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years that Vested in the Covered Fiscal Year	$—	$1,700
- Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During the Covered Fiscal Year	$—	$—
Compensation Actually Paid	$179,100	$337,700

(5)	Total Stockholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our Common Stock on July 31, 2021.
(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year.

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Compensation Actually Paid and Total Stockholder Return

The following graph reflects the relationship between the PEO and average non-PEO NEO compensation “actually paid” (“CAP”) versus the Company’s cumulative Total Stockholder Return (“TSR”), assuming an initial fixed investment of $100, for the fiscal years ended July 31, 2023 and 2022.

Compensation Actually Paid and Net Loss

The following graph reflects the relationship between the PEO and average non-PEO NEO CAP and the Company’s net loss for the fiscal years ended July 31, 2023, and 2022.

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DIRECTOR COMPENSATION

Compensation of Directors

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees.

Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board of Directors on the appropriate structure for our non-employee director compensation program and the appropriate amount of compensation to offer to our non-employee directors. Our Board of Directors is responsible for final approval of our non-employee director compensation program and the compensation paid to our non-employee directors. The Compensation Committee did not retain a compensation consultant to review the compensation of our directors during fiscal year 2023 given the Company’s cash constraints.

Non-Employee Director Compensation

The following table sets forth compensation earned in the fiscal year ended July 31, 2023 by each of our non-employee directors who are not named executive officers.

	Fees Earned or Paid in Cash	Option Awards	Total Compensation
Name	($)	($)(1)	($)
Ivan Chen	$37,500	$22,250	$59,750
David M. Rendall	$33,250	$18,600	$51,850
Bernard Blotner	$16,100		$16,100

(1) Amounts for the year ended July 31, 2023 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the fiscal year, calculated in accordance with authoritative guidance.

Narrative to Director Compensation Table

Each non-employee director of the Company receives cash fees from the Company for their services as members of the Board and any committee of the Board as follows:

●	Each non-employee director receives an annual fee of $30,000 payable for such director’s service on the Board and each member of the Audit Committee and Compensation Committee receives an additional annual fee of $4,000 and $2,500, respectively, payable for such director’s service on the committee.

●	The Chair of the Audit Committee receives an additional annual fee of $10,000 for such Chair’s service and the Chair of the Compensation Committee receives an additional annual fee of $5,000 for such Chair’s service.

Annual fees are normally paid to each non-employee director in four equal installments on a quarterly basis. Any non-employee directors serving a portion of the year are entitled to receive such fees on a pro rata basis based on their length of service during the year. Mr. Bartlett received $3,300 on a pro rata basis for his service on the Board prior to his appointment as Chief Executive Officer. Mr. Myers did not receive any additional compensation for his board service.

Additionally, new members of the Board are entitled to receive stock options in an amount to be determined by the Compensation Committee or the Board.

During the fiscal year ended July 31, 2023, Messrs. Chen and Rendall received options to purchase 150,000 and 125,000 shares of common stock. The options vest fifty percent (50%) on the date of the next annual meeting and fifty percent (50%) on the date of the following year’s annual meeting. Mr. Blotner did not receive any equity awards during the fiscal year ended July 31, 2023.

In the past, our Board has approved each year, generally in the first or second calendar quarter of the year, an annual option or stock grant for our non-employee directors. Any such grant is at the discretion of the Board, which considers the recommendation of our Compensation Committee. Upon the Board’s approval of any such grant, each non-employee director generally may elect whether to receive the grant as an option or stock award.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Common Stock as of December 1, 2023 (the “Evaluation Date”) by: (i) each of our current directors, (ii) each of our named executive officers as set forth in this Proxy Statement, (iii) all such directors and executive officers as a group and (iv) our five percent or greater stockholders. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 111,856,485 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options or warrants or settlement of restricted stock units that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name (1)	Number of Shares Beneficially Owned		Percent of Common Stock
Tom Y. Lee	44,575,625	(2)	39.28%
Mark Elliott	547,350	(3)	*
Tom Myers	1,381,350	(4)	1.22%
Ivan Chen	1,400,000	(5)	1.24%
David M. Rendall	564,871	(6)	*
Robert Bartlett	50,000	(7)	*
Bernard Blotner	10,000	(8)	*
All of our executive officers and directors as a group (7 persons)	48,529,196	(9)	41.76%

*	Indicates less than one percent of the outstanding shares of the Company’s common stock.

(1)	Unless, noted below, the address for each person listed in the table is c/o PURE Bioscience, Inc., 771 Jamacha Road, #512, El Cajon, California 92019.

(2)	Consists of 1,462,500 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 43,113,125 shares of common stock held directly by Mr. Lee and his affiliates.

(3)	Consists of 475,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 72,350 shares of common stock held directly by Mr. Elliott.

(4)	Consists of 531,250 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 850,100 shares of common stock held directly by Mr. Myers.

(5)	Consists of 650,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 750,000 shares of common stock held directly by Mr. Chen.

(6)	Consists of 162,500 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 402,371 shares of common stock held directly by Mr. Rendall.

(7)	Consists of 50,000 shares of common stock held directly by Mr. Bartlett.

(8)	Consists of 10,000 shares of common stock held directly by the Blotner Family 1998 Trust.

(9)	Consists of 3,281,250 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date and 45,247,946 shares of common stock, held by all directors and executive officers as a group.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

To the Company’s knowledge, no person who, during the fiscal year ended July 31, 2023, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Act), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions, and Director Independence

Except as described below and other than Board or employment relationships and compensation resulting from those employment relationships, no director, executive officer, 5% stockholder or immediate family member of any of the foregoing, was a party to any transaction or series of transactions since August 1, 2021 (the beginning of the year ended July 31, 2022), or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) we were or are to be a participant, (ii) the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2023 and 2022, which is $32,700, and (iii) any director, executive officer, or immediate family member of any of the foregoing had or will have a direct or indirect material interest.

For information with respect to the compensation paid to our executive officers and directors, see heading “Executive Compensation” of this annual report.

On July 29, 2019, we entered into the Sublease with SwabPlus, effective July 25, 2019, pursuant to which we subleased certain office and industrial space for our corporate headquarters. The premises are located in Rancho Cucamonga, California. In December 2020, the Sublease expired but we continued to rent on a month-to-month basis. Subsequent to July 31, 2023, our month-to month lease at the Rancho Cucamonga premises was terminated and we now operate completely remote.

Tom Y. Lee, our former Chief Executive Officer, Chairman of the Board and President, serves as chairman of the board of directors and chief executive officer of SwabPlus. Mr. Lee also serves as president of Hermosa Property, Inc., the landlord of the premises subject to the Sublease. The Sublease was considered by the Company in accordance with the Company’s Related Party Transaction and Procedures Policy, and approved by the disinterested members of the Board.

Equity Transactions with our Directors and Officers

On July 3, 2023, we entered the Private Placement Note Financing pursuant to which we entered into a Note Purchase Agreement with certain lenders pursuant to which we issued the lenders Notes (together with the Note Purchase Agreement, the “Notes Documents”) with an aggregate principal balance of $1,015,000. The Notes Documents provide for subsequent closings for an aggregate offering size of $1.8 million in principal balance, of which we have issued an aggregate principal of $785,000 to the lenders since the initial closing in July 2023. Messrs. Lee and Chen, each members of our Board, invested $1,785,000 and $15,000, respectively, in the Private Placement Note Financing, through affiliates or directly. The disinterested members of the Board approved the Private Placement Note Financing. On October 20, 2023 we issued an additional Note pursuant to the Note Purchase Agreement in a subsequent closing with an aggregate principal of $785,000.

On July 15, 2022, we completed a closing (the “Closing”) of a private placement financing (the “Private Placement Financing”) to accredited investors (the “Investors”). We raised $3.5 million in the Closing and issued an aggregate of 23,333,332 shares (the “Private Placement Shares”) of our common stock at a purchase price of $0.15 per share. The Private Placement Shares issued in the Private Placement Financing were issued pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into with the Investors. Mr. Lee, our then-serving Chief Executive Officer and current member of our Board invested $3,261,250 through his affiliates. In addition, Messrs. Chen and Rendall, both members of our Board, invested $45,000 and $48,750, respectively. The disinterested members of our Board approved the Private Placement Financing.

Compensation of Our Current Directors and Executive Officers

For information with respect to the compensation offered to our current directors and executive officers, please see the descriptions under the headings “Executive Compensation” and “Director Compensation” in this Proxy Statement.

Related Party Transaction Policy and Procedures

Pursuant to our Related Party Transaction and Procedures, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee or our independent directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited, to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee are or have been an officer or employee of us. During fiscal 2022, 2021 and 2020, no member of our Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K, except as set forth above, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or board of directors.

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OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2025 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019 telephone (619) 596-8600. Under the SEC’s proxy rules (Rule 14a-8), the deadline for submission of proposals to be included in our proxy materials for the 2025 Annual Meeting is August 25, 2024. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2025 Annual Meeting in accordance with the SEC’s proxy rules, any such stockholder proposal must be received by our Corporate Secretary on or before August 25, 2024, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our Bylaws. Any stockholder proposal received after August 25, 2024 will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than December 10, 2024.

Our Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. Pursuant to our Bylaws, the date after which notice to the Company of a stockholder proposal submitted outside the process of Rule 14a-8 is considered timely is as follows, provided that such notice meets the information and other requirements set forth in our Bylaws:

●	A stockholder seeking to have a proposal, including nominations of persons for election as directors, included in the Company’s proxy materials must deliver written notice to the Company of such proposal between July 14, 2024 and September 12, 2024, unless the date of the 2025 Annual Meeting is more than 30 days before or after the one-year anniversary of the Annual Meeting, in which case such notice must be delivered to the Company on the later of the 90th day before the date of the 2025 Annual Meeting or the 15th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

●	A stockholder not seeking inclusion of a proposal in the Company’s proxy materials must deliver written notice to the Company not less than 90 days before the date of the 2025 Annual Meeting.

If a stockholder that has notified the Company of its intention to present a proposal at the 2025 Annual Meeting does not appear or send a qualified representative to present his proposal at the 2025 Annual Meeting, the Company need not present the proposal for a vote at the 2025 Annual Meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

We have adopted “householding,” a procedure approved by the SEC under which stockholders who share an address will receive a single copy of the Important Notice Regarding the Availability of Proxy Materials and, if applicable, the proxy materials. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution of documents related to the Annual Meeting. If you reside at the same address as another PURE Bioscience stockholder and wish to receive a separate copy of the Important Notice Regarding the Availability of Proxy Materials and, if applicable, the proxy materials, you may submit a written or oral request to: Attn: Corporate Secretary, PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019, telephone (619) 596-8600. Upon your request, we will promptly deliver a separate copy to you. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The Proxy Statement and our Annual Report are also available at www.proxyvote.com.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). Any stockholders who share the same address and currently receive multiple copies of the Important Notice Regarding the Availability of Proxy Materials and, if applicable the Annual Meeting materials who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or PURE Bioscience at the contact information listed above, to request information about householding.

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ANNUAL REPORT

Our Annual Report to Stockholders, which contains our Annual Report on Form 10-K for the year ended July 31, 2023, which we filed with the SEC on October 30, 2023, will also be made available (without exhibits), free of charge, to interested stockholders upon written request to PURE Bioscience, Inc., 771 Jamacha Rd. #512, El Cajon, CA 92019, Attention: Corporate Secretary. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered to be proxy-soliciting material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Bartlett
January 10, 2024	Chief Executive Officer

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Appendix A

Pure Bioscience, Inc.

2024 Equity Incentive Plan

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Pure Bioscience, Inc.
2024 Equity Incentive Plan

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan on December 21, 2023, subject to the approval of the Company’s stockholders. No Awards may be granted prior to the Effective Date. The Plan replaces the Company’s Amended and Restated 2007 Equity Incentive Plan and the Amended and Restated 2017 Equity Incentive Plan (collectively, the “Predecessor Plans”) for awards granted on or after the Effective Date. From and after the Effective Date, no further awards will be granted or awarded under the Predecessor Plans.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares and Restricted Stock Units. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Section 13.3) to the extent it determines it necessary or appropriate to do so.

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2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 10,000,000 Common Shares, (b) any Common Shares subject to awards granted under the Predecessor Plans that are outstanding on the Effective Date and subsequently are forfeited, expire or lapse unexercised or unsettled and Common Shares issued pursuant to awards granted under the Predecessor Plans that are outstanding on the Effective Date and are subsequently forfeited to or reacquired by the Company, (c) the number of Common Shares reserved under the Predecessor Plans that are not issued or subject to outstanding awards under the Predecessor Plans on the Effective Date, and (d) the additional Common Shares described in Article 3.2; provided, however, that no more than 13,135,000 Common Shares, in the aggregate, shall be added to the Plan pursuant to clauses (b) and (c). The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units or other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Awards shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

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3.3 Awards Not Reducing Share Reserve. To the extent permitted under applicable exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.4 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) No more than 23,135,000 Common Shares may be issued under the Plan upon the exercise of ISOs.

(b) The aggregate grant date fair value of Awards granted to an Outside Director during any one fiscal year of the Company, together with the value of any cash compensation paid to the Outside Director during such fiscal year, may not exceed $2,000,0000 (on a per-Director basis). For purposes of this limitation, the grant date fair value of an Award shall be determined in accordance with the assumptions that the Company uses to estimate the value of share-based payments for financial reporting purposes. For the sake of clarity, neither Awards granted, nor compensation paid, to an individual for his or her service as an Employee or Consultant, but not as an Outside Director, shall count towards this limitation.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

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5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable non-U.S. law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NYSE American Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

5.7 Buyout Provisions. Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

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5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

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6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was permitted or designated, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate or legal heirs.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the NYSE American Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeit ability as the Restricted Shares with respect to which they were paid.

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7.5 Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8. RESTRICTED STOCK UNITS.

8.1 Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.5 Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.

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8.6 Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries, his or her estate or legal heirs. If permitted by the Administrator and valid under applicable law, each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate or legal heirs.

8.7 Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.

8.8 Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.4;

(b) The number and kind of shares covered by each outstanding Option, SAR, and Restricted Stock Unit; and/or

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

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9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax and regulatory requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax and regulatory requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

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(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, and with or without notice, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

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11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained or maintained, and shall enable the Administrator to cancel Awards pertaining to such Common Shares, with or without consideration to the Participant.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation (or permitted by the Administrator and valid under applicable law), (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

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ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

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ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award or another form of equity-based compensation award.

14.4 “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

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14.7 “Code” means the Internal Revenue Code of 1986, as amended.

14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the Company’s common stock.

14.10 “Company” means Pure Bioscience, Inc., a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.12 “Effective Date” means the date the Plan is approved by the Company’s stockholders.

14.13 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.15 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.16 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

14.17 “ISO” means an incentive stock option described in Code Section 422(b).

14.18 “NSO” means a stock option not described in Code Sections 422 or 423.

14.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.20 “Optionee” means an individual or estate holding an Option or SAR.

14.21 “Outside Director” means a member of the Board who is not an Employee.

14.22 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

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14.23 “Participant” means an individual or estate holding an Award.

14.24 “Plan” means this Pure Bioscience, Inc. 2024 Equity Incentive Plan, as amended from time to time.

14.25 “Restricted Share” means a Common Share awarded under the Plan.

14.26 “Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.27 “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.28 “Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

14.29 “SAR” means a stock appreciation right granted under the Plan.

14.30 “SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.31 “Securities Act” means the Securities Act of 1933, as amended.

14.32 “Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.

14.33 “Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.34 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

14.35 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

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Appendix B

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
PURE BIOSCIENCE, INC.,
a Delaware Corporation

Pure Bioscience, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. Paragraph (A) of Article IV of the Corporation’s Certificate of Incorporation is hereby amended and restated in their entirety as follows:

“The total number of shares of stock that the corporation shall have authority to issue is 205,000,000, consisting of 200,000,000 shares of Common Stock with a par value of $0.01 per share and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share.”

2. The foregoing amendment to the Certificate of Incorporation has been duly approved by the Board of the Directors of the Corporation in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of Delaware.

3. The foregoing amendment to the Certificate of Incorporation has been duly approved by the written consent of the stockholders in accordance with Sections 228 and 242 of the General Corporation Law of Delaware and the Corporation’s Certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be executed this ______ day of _________, 2024.

PURE BIOSCIENCE, INC.

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